Filed under Rule 497(k) Registration No. 333-08653

SEASONS SERIES TRUST

Multi-Managed Moderate Growth Portfolio

Supplement to the Summary Prospectus dated July 29, 2014

At a meeting held on October 8, 2014, the Board of Trustees (the “Board”) of Seasons Series Trust (the “Trust”), including a majority of the trustees who are not interested persons of the Trust (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, approved the termination of the Subadvisory Agreement between SunAmerica Asset Management, LLC (“SAAMCo”) and Lord, Abbett & Co. LLC (“Lord Abbett”) and the termination of the Subadvisory Agreement between SAAMCo and PineBridge Investments, LLC (“PineBridge”) with respect to the Multi-Managed Moderate Growth Portfolio.

The following changes will become effective on or about October 24, 2014:

In the Portfolio Summary, the Principal Investment Strategies of the Portfolio will be deleted in its entirety and replaced with the following:

The Portfolio attempts to achieve its investment goal by allocating its assets among three distinct, actively-managed investment components (the “Managed Components”), each with a different investment strategy. The Managed Components include a small-cap growth component, a fixed income component and a growth component.

The Managed Components each invest to varying degrees, according to its investment strategy, in a diverse portfolio of securities including, but not limited to, common stocks, securities with equity characteristics (such as preferred stocks, warrants or fixed income securities convertible into common stock), corporate and U.S. Government fixed income securities, money market instruments and/or cash or cash equivalents.

The allocation of the Portfolio’s assets among the components is as follows:

• Small-Cap Growth Component	18%
• Fixed Income Component	41.4%
• Growth Component	40.6%

Differences in investment returns among the Managed Components will cause the actual percentages to vary over the course of a calendar quarter from the target allocations referenced above. Accordingly, the Portfolio’s assets will be reallocated or “rebalanced” among the Managed Components on at least a quarterly basis to restore the target allocations for the Portfolio.

The Small-Cap Growth Component invests principally in equity securities, including those of lesser known or high growth companies or industries, such as technology, telecommunications, media, healthcare, energy and consumer cyclicals. Although the component’s investments will primarily be in small-capitalization companies, the component may invest substantially in mid-capitalization companies and to a smaller degree, large-capitalization companies.

As noted above, approximately 41.4% of the Portfolio’s assets will be allocated to the Fixed Income Component, which, under normal circumstances, invests primarily in investment grade fixed income securities (U.S. or foreign). The component may also invest substantially in short-term investments, foreign securities (including securities denominated in foreign currencies), asset-backed and mortgage-backed securities and when-issued and delayed-delivery securities.

The Growth Component invests principally in equity securities selected for their growth potential. Although the component’s investments in equity securities may be primarily in large-capitalization companies, it may invest substantially in small- and mid-capitalization companies.

In the Portfolio Summary, under Investment Adviser, the first paragraph and the table are deleted in their entirety and replaced with the following:

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC. The Portfolio is subadvised by J.P.Morgan Investment Management, Inc. (“JPMorgan”), Janus Capital Management, LLC (“Janus”) and Wellington Management Company, LLP (“Wellington Management”). The managers are noted below.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title

Small-Cap Growth Component – JPMorgan
Dennis S. Ruhl, CFA	2013	Managing Director and Portfolio Manager
Phillip D. Hart, CFA	2013	Managing Director and Portfolio Manager

Fixed Income Component – Wellington Management
Lucius T. Hill, III	1999	Senior Vice President and Fixed Income Portfolio Manager
Campe Goodman, CFA	2004	Vice President and Fixed Income Portfolio Manager
Joseph F. Marvan, CFA	2010	Senior Vice President and Fixed Income Portfolio Manager

Growth Component – Janus
James P. Goff, CFA	2013	Portfolio Manager

Please retain this supplement for future reference.

Date: October 17, 2014